Exhibit 99.1

News Release

Contacts:	Jenny Gelhausen Investor Relations Oracle Corporation (650) 506-4073	Bob Wynne Corporate Communications Oracle Corporation (650) 506-5834

ORACLE REPORTS Q1 GAAP EPS OF 10 CENTS, NON-GAAP EPS OF 14 CENTS, UP 38 PERCENT

Applications New License Revenue up 84 Percent; Middleware New License Revenue up 33 Percent

REDWOOD SHORES, Calif., September 22, 2005 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2006 Q1 GAAP earnings per share of $0.10. Non-GAAP earnings per share were $0.14, up 38% over the prior year. Quarterly GAAP net income was $519 million while non-GAAP net income was $738 million, up 38% compared with the same quarter last year. GAAP operating income for the quarter was $712 million, while non-GAAP operating income was up 36% to $1.02 billion. Total GAAP revenues increased 25% to $2.77 billion while total non-GAAP revenues increased 31% to $2.91 billion for the quarter.

First quarter GAAP total software revenues were up 23% to $2.13 billion while non-GAAP total software revenues were up 31% to $2.27 billion. Quarterly GAAP database and middleware new license revenues were up 1% to $492 million, while GAAP applications new license revenues were up 84% to $127 million. GAAP services revenues were up 34% to $637 million.

“Our standards based Fusion middleware new license sales grew 33 percent in the quarter and 26 percent over the last year while BEA’s middleware license sales declined over the last year,” said Oracle CEO, Larry Ellison. “We are optimistic about becoming number one in the middleware business.”

“This week at Oracle OpenWorld, 35,000 customers and partners embraced our innovative next-generation Fusion middleware with hot-pluggable components,” said Oracle President, Charles Phillips. “Hot-pluggable interoperability with IBM middleware puts us in a strong and unique position in the middleware business.”

“This quarter delivered exceptionally strong applications performance driven by the successful integration of PeopleSoft,” said Oracle President and CFO, Greg Maffei. “Cash flow and margins also reached record levels.”

-more -

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program (including our recently announced proposed acquisitions of i-flex Solutions Limited and Siebel Systems, Inc.), and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Factors That May Affect Our Future Results or the Market Price of Our Stock.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of September 22, 2005. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended August 31,		Three Months Ended August 31,			% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2004	% of Revenues	2005	% of Revenues

REVENUES
New software licenses	$563	26%	$629	23%		12%		10%
Software license updates and product support	1,176	53%	1,502	54%		28%		27%

Software Revenues	1,739	79%	2,131	77%		23%		21%

Services	476	21%	637	23%		34%		32%

Total Revenues	2,215	100%	2,768	100%		25%		23%

OPERATING EXPENSES (2)
Sales and marketing	480	22%	615	22%		28%		26%
Software license updates and product support	136	6%	161	6%		18%		17%
Cost of services	419	19%	562	20%		34%		33%
Research and development	303	14%	400	15%		32%		31%
General and administrative	124	6%	156	6%		26%		23%
Amortization of intangible assets	9	0%	123	4%		*		*
Acquisition related	29	1%	28	1%		*		*
Restructuring	—	0%	11	0%		*		*

Total Operating Expenses	1,500	68%	2,056	74%		37%		36%

OPERATING INCOME	715	32%	712	26%		0%		(2%	)
Interest expense	(6)	0%	(21)	(1%	)	*		*
Non-operating income, net	29	1%	42	2%		*		*

INCOME BEFORE PROVISION FOR INCOME TAXES	738	33%	733	27%		(1%	)	(3%	)

Provision for income taxes	229	10%	214	8%		(7%	)	(6%	)

NET INCOME	$509	23%	$519	19%		2%		0%

EARNINGS PER SHARE :
Basic	$0.10		$0.10			2%
Diluted	$0.10		$0.10			2%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,154		5,148			0%
Diluted	5,241		5,244			0%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended August 31, 2005 compared with the corresponding prior year period, contributing 2 percentage points of revenue growth, 1 percentage point to the increase in operating expenses, and 2 percentage points of operating income growth.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended August 31,			Three Months Ended August 31,			Non-GAAP
	2004 Reported	Adj.	2004 Non- GAAP	2005 Reported	Adj.	2005 Non- GAAP	% Increase in US $	% Increase in Constant Currency

REVENUES
New software licenses	$563	$—	$563	$629	$—	$629	12%	10%
Software license updates and product support (2)	1,176	—	1,176	1,502	139	1,641	40%	39%

Software Revenues	1,739	—	1,739	2,131	139	2,270	31%	29%

Services	476	—	476	637	—	637	34%	32%

Total Revenues	2,215	—	2,215	2,768	139	2,907	31%	29%

OPERATING EXPENSES
Sales and marketing (3)	480	—	480	615	(2)	613	28%	26%
Software license updates and product support (3)	136	—	136	161	(1)	160	18%	17%
Cost of services (3)	419	—	419	562	(2)	560	34%	33%
Research and development (3)	303	—	303	400	(4)	396	31%	30%
General and administrative	124	—	124	156	—	156	26%	23%
Amortization of intangible assets (4)	9	(9)	—	123	(123)	—	*	*
Acquisition related (5)	29	(29)	—	28	(28)	—	*	*
Restructuring (6)	—	—	—	11	(11)	—	*	*

Total Operating Expenses	1,500	(38)	1,462	2,056	(171)	1,885	29%	28%

OPERATING INCOME	715	38	753	712	310	1,022	36%	34%
Interest expense	(6)	—	(6)	(21)	—	(21)	*	*
Non-operating income, net	29	—	29	42	—	42	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	738	38	776	733	310	1,043	34%	32%

Income tax effect on above adjustments (7)	229	12	241	214	91	305	27%	28%

NET INCOME	$509	$26	$535	$519	$219	$738	38%	36%

EARNINGS PER SHARE :
Basic	$0.10		$0.10	$0.10		$0.14	38%
Diluted	$0.10		$0.10	$0.10		$0.14	38%

* not meaningful

(1)	We use non-GAAP additional measures of net income and diluted earnings per share adjusted to exclude certain business combination accounting entries and expenses that we believe are required to fully understand our past financial performance and prospects for the future. In addition, the non-GAAP financial results are among the primary indicators management uses as a basis for planning and forecasting future periods. The non-GAAP financial results are presented with the intent of providing both management and investors a more complete understanding of our underlying operational results and trends, as well as our marketplace performance. For example, the non-GAAP financial results are an indication of our baseline performance before the effects of business combination adjustments and other charges that are considered by management to be outside of our core business segment operational results. The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

(2)	In connection with our purchase price allocations, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first quarter of fiscal 2006. Software license updates and product support revenues related to support contracts assumed in business acquisitions in the amount of $139 million, which would have been otherwise recorded by the acquired entities, were not recognized as revenue by Oracle during the three months ended August 31, 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

(3)	Non-GAAP adjustment represents stock-based compensation related to unvested stock options assumed in connection with acquisitions.

(4)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(5)	Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-compensation expenses, personnel related costs for transitional employees as well as costs associated with our tender offer for PeopleSoft prior to the agreement date. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in the PeopleSoft acquisition whose vesting was fully accelerated upon termination of the employees pursuant to the terms of these options.

(6)	Restructuring costs relate to Oracle employee severance and Oracle duplicate facility closures.

(7)	The income tax provision was calculated reflecting a tax rate of 29.2% and 31.0% in the first quarter of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	May 31, 2005	August 31, 2005

ASSETS

Current Assets:
Cash and cash equivalents	$3,894	$3,790
Marketable securities	877	842
Trade receivables, net	2,570	1,651
Deferred tax assets	486	476
Other current assets	621	430

Total Current Assets	8,448	7,189

Non-Current Assets:
Property, net	1,442	1,404
Intangible assets, net	3,373	3,340
Goodwill	7,003	7,215
Other assets	421	448

Total Non-Current Assets	12,239	12,407

TOTAL ASSETS	$20,687	$19,596

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$2,693	$1,522
Accounts payable	230	228
Income taxes payable	904	706
Accrued compensation and related benefits	923	630
Accrued restructuring	156	117
Deferred revenues	2,289	2,630
Other current liabilities	868	714

Total Current Liabilities	8,063	6,547

Non-Current Liabilities:
Long-term debt	159	157
Deferred tax liabilities	1,010	978
Accrued restructuring	120	107
Deferred revenues	126	108
Other long-term liabilities	372	368

Total Non-Current Liabilities	1,787	1,718

Stockholders’ Equity	10,837	11,331

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$20,687	$19,596

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Three Months Ended August 31,
	2004	2005

Cash Flows From Operating Activities:
Net income	$509	$519
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	44	57
Amortization of intangible assets	9	123
Deferred income taxes	(24)	(46)
Minority interests in income	9	8
Amortization of stock-based compensation	—	12
In-process research and development	—	7
Net investment gains related to equity securities	—	(2)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	747	913
Decrease in prepaid expenses and other assets	139	154
Decrease in accounts payable and other liabilities	(328)	(451)
Increase (decrease) in income taxes payable	39	(172)
Increase in deferred revenues	270	336

Net cash provided by operating activities	1,414	1,458

Cash Flows From Investing Activities:
Purchases of investments	(3,546)	(789)
Proceeds from maturities and sale of investments	1,923	827
Acquisitions, net of cash acquired	—	(309)
Capital expenditures	(34)	(52)
Proceeds from sale of property	—	70
Increase in other assets	(2)	(2)

Net cash used for investing activities	(1,659)	(255)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(543)	(250)
Proceeds from issuance of common stock	27	158
Proceeds from borrowings	—	5,408
Payments of debt	—	(6,590)
Distributions to minority interests	(26)	(23)

Net cash used for financing activities	(542)	(1,297)

Effect of exchange rate changes on cash and cash equivalents	(2)	(10)

Net decrease in cash and cash equivalents	(789)	(104)

Cash and cash equivalents at beginning of period	4,138	3,894

Cash and cash equivalents at end of period	$3,349	$3,790

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2005				Fiscal 2006
	Q1	Q2	Q3	Q4	Q1 (2)	Q2	Q3	Q4

GAAP Operating Cash Flow	$3,350	$3,386	$3,575	$3,552	$3,596
Capital Expenditures (3)	(147)	(178)	(195)	(188)	(206)

Free Cash Flow	$3,203	$3,208	$3,380	$3,364	$3,390

% Growth	16%	12%	27%	12%	6%

GAAP Net Income	$2,749	$2,948	$2,854	$2,886	$2,896
Free Cash Flow as a % of Net Income	117%	109%	118%	117%	117%

(1)	We believe reporting free cash flow provides more visibility to our ability to generate cash. We believe that this measure is also useful to investors as one of the bases for comparing our operating performance with our competitors. We evaluate free cash flow over a trailing 4-quarter period versus on a quarterly basis as we manage our business on an annual basis. Free cash flow is not a measure of financial performance under U.S. generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity. The reconciliation of free cash flow to GAAP operating cash flow is provided above.

(2)	The first three months of fiscal 2006 had 2% growth in free cash flow over the first three months of fiscal 2005 and 271% in free cash flow as a percent of GAAP net income.

	Q1 FY05	Q1 FY06

GAAP Operating Cash Flow	$1,414	$1,458
Capital Expenditures	(34)	(52)

Free Cash Flow	$1,380	$1,406

% Growth	17%	2%

GAAP Net Income	$509	$519

Free Cash Flow as a % of Net Income	271%	271%

(3)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GEOGRAPHIC REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,091	$1,292	$1,437	$1,977	$5,798	$1,476				$1,476
Europe, Middle East & Africa	778	1,062	1,088	1,361	4,288	883				883
Asia Pacific	346	402	425	540	1,713	409				409

Total Revenues	$2,215	$2,756	$2,950	$3,878	$11,799	$2,768				$2,768

HEADCOUNT
GEOGRAPHIC AREA
Domestic	16,458	16,347	21,774	21,544		21,198
International	25,610	26,233	29,107	28,328		28,318

Total Company	42,068	42,580	50,881	49,872		49,516

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

ESTIMATED NON-GAAP TOTAL PRODUCT REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005										Fiscal 2006
	Q1		Q2		Q3		Q4		Total		Q1		Q2	Q3	Q4	Total

NON-GAAP APPLICATIONS REVENUES
New software licenses	$69		$215		$152		$350		$785		$127					$127
Software license updates and product support (3)	238		254		494		622		1,608		580					580

Software Revenues	307		469		646		972		2,393		707					707
Services	190		216		348		435		1,189		379					379

Total Application Related Revenues	$497		$685		$994		$1,407		$3,582		$1,086					$1,086

AS REPORTED REVENUE GROWTH RATES
New software licenses	(36%	)	57%		9%		52%		28%		84%					84%
Software license updates and product support (3)	8%		7%		108%		160%		72%		144%					144%
Software Revenues	(6%	)	25%		71%		107%		54%		130%					130%
Services	(12%	)	2%		71%		87%		38%		99%					99%
Total Application Related Revenues	(9%	)	17%		71%		100%		48%		119%					119%

CONSTANT CURRENCY GROWTH RATES
New software licenses	(38%	)	51%		7%		49%		25%		82%					82%
Software license updates and product support (3)	4%		3%		104%		155%		67%		140%					140%
Software Revenues	(9%	)	21%		68%		103%		50%		127%					127%
Services	(15%	)	(1%	)	67%		83%		33%		96%					96%
Total Application Related Revenues	(11%	)	13%		68%		96%		44%		115%					115%

NON-GAAP DATABASE & MIDDLEWARE REVENUES (3)
New software licenses	$494		$756		$795		$1,259		$3,306		$502					$502
Software license updates and product support	938		998		1,038		1,070		4,042		1,061					1,061

Software Revenues	1,432		1,754		1,833		2,329		7,349		1,563					1,563
Services	286		317		266		320		1,189		258					258

Total Database and Middleware Related Revenues	$1,718		$2,071		$2,099		$2,649		$8,539		$1,821					$1,821

AS REPORTED REVENUE GROWTH RATES
New software licenses	18%		5%		12%		16%		13%		2%					2%
Software license updates and product support	15%		14%		11%		11%		12%		13%					13%
Software Revenues	16%		10%		11%		14%		13%		9%					9%
Services	(4%	)	0%		(6%	)	(2%	)	(3%	)	(10%	)				(10%	)
Total Database and Middleware Related Revenues	12%		8%		9%		12%		10%		6%					6%

CONSTANT CURRENCY GROWTH RATES
New software licenses	14%		1%		9%		13%		9%		0%					0%
Software license updates and product support	11%		10%		7%		7%		9%		12%					12%
Software Revenues	12%		6%		8%		10%		9%		8%					8%
Services	(7%	)	(5%	)	(8%	)	(5%	)	(6%	)	(11%	)				(11%	)
Total Database and Middleware Related Revenues	8%		4%		5%		8%		7%		5%					5%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle's estimate of revenues that relate to database and middleware products, as well as application products.

(3)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first quarter of fiscal 2006, resulting in a reduction in software license updates and product support revenues in fiscal 2005 in the amount of $320 million and in Q1 fiscal 2006 in the amount of $139 million in our GAAP financial statements. The software license updates and product support revenues shown here, include support revenues in the amount of $142 million and $178 million, in the third and fourth quarters of fiscal 2005, respectively, and $139 million in the first quarter of fiscal 2006 that would have been recognized as revenue by the acquired entities.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL NON-GAAP REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

TOTAL NON-GAAP REVENUES

New software licenses	$563		$971		$947	$1,609	$4,091	$629				$629
Software license updates and product support (2)	1,176		1,252		1,532	1,692	5,650	1,641				1,641

Software Revenues	1,739		2,223		2,479	3,301	9,741	2,270				2,270

Consulting	355		395		470	589	1,810	481				481
On Demand	71		72		76	80	299	84				84
Education	50		66		68	86	269	72				72

Services Revenues	476		533		614	755	2,378	637				637

Total Revenues	$2,215		$2,756		$3,093	$4,056	$12,119	$2,907				$2,907

AS REPORTED REVENUE GROWTH RATES
New software licenses	7%		14%		12%	23%	16%	12%				12%
Software license updates and product support	14%		12%		30%	40%	25%	40%				40%
Software Revenues	12%		13%		23%	31%	21%	31%				31%

Consulting	(11%	)	0%		26%	40%	14%	35%				35%
On Demand	18%		11%		23%	13%	16%	18%				18%
Education	(11%	)	(3%	)	36%	32%	13%	44%				44%
Services Revenues	(7%	)	1%		26%	35%	14%	34%				34%

Total Revenues	7%		10%		23%	32%	19%	31%				31%

CONSTANT CURRENCY GROWTH RATES
New software licenses	3%		9%		8%	20%	12%	10%				10%
Software license updates and product support	10%		8%		27%	36%	21%	38%				38%
Software Revenues	8%		9%		20%	28%	17%	29%				29%

Consulting	(13%	)	(4%	)	22%	36%	12%	34%				34%
On Demand	14%		7%		20%	10%	14%	17%				17%
Education	(14%	)	(8%	)	33%	28%	10%	42%				42%
Services Revenues	(10%	)	(3%	)	23%	32%	10%	32%				32%

Total Revenues	3%		6%		19%	29%	15%	29%				29%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005 and the first quarter of fiscal 2006, resulting in a reduction in software license updates and product support revenues in fiscal 2005 in the amount of $320 million and in Q1 fiscal 2006 in the amount of $139 million in our GAAP financial statements. The software license updates and product support revenues shown here, include support revenues in the amount of $142 million and $178 million, in the third and fourth quarters of fiscal 2005, respectively, and $139 million in the first quarter of fiscal 2006 that would have been recognized as revenue by the acquired entities.

ORACLE CORPORATION

Q1 FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1		Q2	Q3	Q4	TOTAL

AMERICAS
Database & Middleware	$197		$285		$289	$542	$1,313	$194					$194
Applications	30		116		91	229	466	75					75

New Software License Revenues	$227		$401		$380	$771	$1,779	$269					$269

AS REPORTED GROWTH RATES
Database & Middleware	22%		(5%	)	14%	29%	16%	(2%	)				(2%	)
Applications	(27%	)	53%		7%	71%	39%	150%					150%
New Software License Revenues	12%		7%		12%	39%	21%	19%					19%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		(5%	)	12%	27%	15%	(4%	)				(4%	)
Applications	(27%	)	51%		7%	69%	38%	148%					148%
New Software License Revenues	11%		7%		11%	37%	20%	17%					17%

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$158		$304		$325	$483	$1,270	$164					$164
Applications	28		80		44	76	227	38					38

New Software License Revenues	$186		$384		$369	$559	$1,497	$202					$202

AS REPORTED GROWTH RATES
Database & Middleware	10%		16%		12%	7%	11%	4%					4%
Applications	(49%	)	67%		7%	6%	5%	38%					38%
New Software License Revenues	(6%	)	23%		11%	7%	10%	9%					9%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		5%		6%	3%	4%	3%					3%
Applications	(53%	)	54%		2%	3%	0%	36%					36%
New Software License Revenues	(12%	)	13%		6%	3%	4%	8%					8%

ASIA PACIFIC
Database & Middleware	$131		$160		$168	$222	$682	$134					$134
Applications	11		19		17	45	92	14					14

New Software License Revenues	$142		$179		$185	$267	$774	$148					$148

AS REPORTED GROWTH RATES
Database & Middleware	27%		7%		8%	10%	12%	2%					2%
Applications	0%		46%		21%	80%	46%	28%					28%
New Software License Revenues	25%		10%		9%	18%	15%	4%					4%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		3%		3%	7%	8%	0%					0%
Applications	0%		38%		23%	72%	42%	23%					23%
New Software License Revenues	19%		6%		5%	14%	11%	2%					2%

TOTAL COMPANY
Database & Middleware	$486		$749		$782	$1,247	$3,265	$492					$492
Applications	69		215		152	350	785	127					127

New Software License Revenues	$555		$964		$934	$1,597	$4,050	$619					$619

AS REPORTED GROWTH RATES
Database & Middleware	19%		5%		12%	16%	13%	1%					1%
Applications	(36%	)	57%		9%	52%	28%	84%					84%
New Software License Revenues	8%		14%		11%	22%	15%	12%					12%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	14%		1%		8%	13%	9%	0%					0%
Applications	(38%	)	51%		7%	49%	25%	82%					82%
New Software License Revenues	4%		9%		8%	20%	12%	10%					10%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.
(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.